Exhibit 10.2

AMENDMENT NO. 2 TO LEASE

EARL DAVIE BUILDING

This AMENDMENT NO. 2 TO LEASE (this “Amendment”) is entered into as of the below date between ARE-1208 EASTLAKE AVENUE, LLC, a Delaware limited liability company (“Landlord”) and ZYMOGENETICS, INC., a Washington corporation (“Tenant”).

Landlord and Tenant are parties to that certain Lease dated October 4, 2002, as amended by Amendment No. 2 to Lease dated December 31, 2002. Capitalized terms not defined herein shall have the meanings set forth in the Lease. Pursuant to Section 24 of the Lease, Tenant constructed the Expansion and the purpose of this Amendment is to reflect the changes to the Lease as a result of completion of the Expansion.

Now, therefore, Landlord and Tenant agree as follows:

1. EXPANSION RENT COMMENCEMENT DATE. The Expansion Rent Commencement Date is May 11, 2004. Effective on the Expansion Rent Commencement Date: (a) the Base Rent is increased to $270,200.27 per month, (b) expiration date of the Initial Term of the Lease is extended to May 10, 2019, which date is 180 months from the Expansion Rent Commencement Date, and (c) the Security Deposit required under Section 7.1 of the Lease is increased to $540,400.54.

2. EXPANSION LAND AMENDMENT. Pursuant to Lease Section 24.2, Landlord and Tenant were to cooperate to cause the addition of certain real property to the Premises (the “Expansion Land”) and in connection with that addition, Tenant was to transfer certain other real property to WSDOT. Those transactions have not yet been completed, and Landlord and Tenant agree that once they are complete, they will execute a further amendment to the Lease to acknowledge fulfillment of the conditions in Lease Section 24.2 and to amend Lease Exhibit A to reflect the addition of the Expansion Land to the Premises. Such amendment will not cause any change to the Lease terms set forth in paragraph 1 above.

3. NO OTHER AMENDMENTS. Except as modified by this Amendment and by Amendment No. 1 dated December 31, 2002, the Lease remains in full force and effect and has not been modified or amended.

DATED: June 14, 2004.

LANDLORD:

ARE-1208 Eastlake Avenue, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership,
managing member

	By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

		By:	/s/ Peter J. Nelson, CFO
Peter J. Nelson, CFO

TENANT:

ZYMOGENETICS, INC.,
a Washington corporation

By:	/s/ James A. Johnson
Name:	James A. Johnson
Title:	Senior Vice President and Chief Financial Officer

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that James A. Johnson signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Senior Vice President and Chief Financial Officer of ZymoGenetics, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: June 11, 2004.

/s/ Carol A. Alto
(Signature)

Notary Public
Title

My appointment expires March 7, 2006

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

I certify that I know or have satisfactory evidence that Peter J. Nelson is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Chief Financial Officer of ARE-QRS Corp., general partner of Alexandria Real Estate Equities, L.P., the Managing Member of ARE-1208 Eastlake Avenue, LLC, to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

DATED: July 19, 2004.

/s/ Shelly A. Kroll
(Signature of Notary Public)

Shelly A. Kroll
(Printed Name of Notary Public)

My Appointment expires: August 10, 2006

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